Post-Effective Amendment No. 1
                                             Registration No. 002-95022




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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                          ------------------------
                       POST-EFFECTIVE AMENDMENT NO. 1
                                     TO
                           REGISTRATION STATEMENT
                                   Under
                         the Securities Act of 1933

                                ASHLAND INC.
           (Exact name of Registrant as specified in its charter)

         Kentucky                                      61-0122250
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

                        50 E. RiverCenter Boulevard
                                P.O. Box 391
                          Covington, KY 41012-0391
                               (859) 815-3333

         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

             Amended Stock Incentive Plan For Key Employees Of
                   Ashland Oil, Inc. And Its Subsidiaries
                          (Full title of the Plan)
                          David L. Hausrath, Esq.
            Senior Vice President, General Counsel and Secretary
                        50 E. RiverCenter Boulevard
                                P.O. Box 391
                          Covington, KY 41012-0391
                               (859) 815-3333

         (Name, address, including zip code, and telephone number, including area code, of agent for service)




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

     The securities offering issued pursuant to this Registration Statement by Ashland Inc., formerly known as Ashland Oil, Inc. ("Ashland"), has terminated. 51,013 shares of Ashland Common Stock issued pursuant to this Registration Statement remain unsold. Ashland hereby deregisters all remaining 51,013 shares registered pursuant to the Amended Stock Incentive Plan for Key Employees Of Ashland Oil, Inc. And its Subsidiaries.

                                  PART II

                                  EXHIBITS

Exhibit No.

       25             Power of Attorney

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Ashland certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Covington, Commonwealth of Kentucky, on January 28, 2005.

                                ASHLAND INC.


                                By:    /s/ David L. Hausrath
                                ----------------------------------------------
                                    Senior Vice President, General Counsel
                                    and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on January 28, 2005.

                       Signature                                                       Title

                               *                                 Chairman of the Board and Chief Executive Officer
-----------------------------------------------------
                       James J. O'Brien                                    (Principal Executive Officer)


                               *                                 Senior Vice President and Chief Financial Officer
-----------------------------------------------------
                        J. Marvin Quin                                     (Principal Financial Officer


                               *                                           Vice President and Controller
-----------------------------------------------------
                       Lamar M. Chambers                                  (Principal Accounting Officer)


                               *                                                     Director
-----------------------------------------------------
                        Ernest H. Drew

                               *                                                     Director
-----------------------------------------------------
                         Roger W. Hale

                               *                                                     Director
-----------------------------------------------------
                      Bernadine P. Healy

                               *                                                     Director
-----------------------------------------------------
                       Mannie L. Jackson

                               *                                                     Director
-----------------------------------------------------
                       Kathleen Ligocki

                               *                                                     Director
-----------------------------------------------------
                       Patrick F. Noonan

                                 *                                                   Director
-----------------------------------------------------
                    George A. Schaefer, Jr.

                               *                                                     Director
-----------------------------------------------------
                       Theodore L. Solso

                               *                                                     Director
-----------------------------------------------------
                        Michael J. Ward


*By:                 /s/ David L. Hausrath
         --------------------------------------------
                       David L. Hausrath
                       Attorney-in-fact

                               EXHIBIT INDEX
Exhibit No.

       25      Power of Attorney